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                         CENTRAL SECURITIES CORPORATION

                                   ----------

                         INTERIM REPORT TO STOCKHOLDERS

                            AS OF SEPTEMBER 30, 2009

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

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended September 30, 2009 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

      Comparative market values of net assets are as follows:

                                                    Sept. 30, 2009    June 30, 2009   Dec. 31, 2008
                                                    --------------    -------------   -------------
Net assets........................................   $476,599,083     $429,428,422     $397,353,061
Net assets per share of Common Stock..............          21.39            19.27            17.79
      Shares of Common Stock outstanding..........     22,276,713       22,282,413       22,331,813

      Comparative operating results are as follows:

                                                                    Nine months ended September 30,
                                                                    -------------------------------
                                                                         2009            2008
                                                                         ----            ----
Net investment income............................................    $  6,624,597     $ 5,421,102
      Per share of Common Stock..................................             .30*            .25*
Net realized gain on sale of investments.........................       6,408,852      43,796,489
Increase (decrease) in net unrealized appreciation
  of investments ................................................      69,124,343    (111,179,937)
Increase (decrease) in net assets resulting from operations......      82,157,792     (61,962,346)

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*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the nine-month period.

      In the quarter ended September 30, 2009 the Corporation repurchased 5,700 shares of its Common Stock at an average price of $16.04. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on NYSE Amex, or in private transactions directly with stockholders.

      On another note, I wish to report that after serving for over twenty-five years, Dudley Johnson has stepped down from the Board in order to focus on his company and his foundation. Central has benefited greatly from Dudley's clear thinking, financial insight and business acumen. We will miss his thoughtful advice. He remains a valued friend.

      Stockholders' inquiries are welcome.

                                                  CENTRAL SECURITIES CORPORATION

                                                     WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
October 14, 2009


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

                          PRINCIPAL PORTFOLIO CHANGES*
                          July 1 to September 30, 2009
                   (Common Stock unless specified otherwise)
                                   (unaudited)

                                                  Number of Shares
                                         ---------------------------------------
                                                                       Held
                                                                   September 30,
                                         Purchased      Sold           2009
                                         ---------     -------     -------------
Abbott Laboratories................        10,000                     120,000
Brady Corporation..................                    100,000        770,000
Coherent, Inc......................         1,000                     831,000
Intel Corporation..................                     90,000        710,000
Murphy Oil Corporation.............                     45,700        300,000
Nexen Inc..........................                     40,000        200,000
Walgreen Co........................        30,000                     230,000
Xerox Corporation..................        30,000                     960,000

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*     Excludes "Miscellaneous -- Other Investments."

                             TEN LARGEST INVESTMENTS
                                   (unaudited)

                                                 September 30, 2009
                                                 ------------------     % of       Year First
                                                  Cost       Value    Net Assets    Acquired
                                                  ----       -----    ----------    --------
                                                      (millions)
The Plymouth Rock Company, Inc...............    $ 2.2      $140.0      29.4%         1982
Agilent Technologies, Inc....................     21.9        25.6       5.4          2005
Brady Corporation............................      2.3        22.1       4.6          1984
The Bank of New York Mellon Corporation......     12.2        19.6       4.1          1993
Coherent, Inc................................     22.9        19.4       4.1          2007
Murphy Oil Corporation.......................      1.1        17.3       3.6          1974
Convergys Corporation........................     24.8        16.9       3.5          1998
Dover Corporation............................     13.0        15.5       3.3          2003
Intel Corporation............................      0.3        13.9       2.9          1986
Devon Energy Corporation.....................     14.9        13.5       2.8          2007


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

                               BOARD OF DIRECTORS

                           Simms C. Browning, Chairman
                                Donald G. Calder
                                David C. Colander
                                  Jay R. Inglis
                                 Wilmot H. Kidd
                              C. Carter Walker, Jr.

                                    OFFICERS
                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                         Marlene A. Krumholz, Secretary

                                     OFFICE
                                630 Fifth Avenue
                                    Suite 820
                               New York, NY 10111
                                  212-698-2020
                            866-593-2507 (toll free)
                            www.centralsecurities.com

                          TRANSFER AGENT AND REGISTRAR
                        Computershare Trust Company, N.A.
                   P. O. Box 43069, Providence, RI 02940-3069
                                  800-756-8200
                              www.computershare.com

                                    CUSTODIAN
                                 UMB Bank, N.A.
                                 Kansas City, MO

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                               KPMG LLP, New York


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